UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     February 28, 2006 (February 22, 2006)

                                  -------------

                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-51251                 20-1538254
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                   103 Powell Court, Suite 200
                       Brentwood, Tennessee                   37027
            (Address of principal executive offices)        (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant's Business and Operations

        Item 1.01.    Entry into a Material Definitive Agreement.

On February 22, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors of LifePoint Hospitals, Inc. (the "Company") approved the grant of restricted stock awards and nonqualified stock options to the Company's executive officers, as set forth in the following table:

                                                           Shares of Restricted
Executive Officer                                             Stock Awarded         Stock Options Granted
-----------------------------------------------           ------------------------------------------------
Kenneth C. Donahey
Chairman, President and Chief Executive Officer                   50,000                  100,000

Michael J. Culotta
Chief Financial Officer                                           22,500                   45,000

William F. Carpenter III
Executive Vice President, General Counsel and Secretary           22,500                   45,000

William M. Gracey
Chief Operating Officer                                           22,500                   45,000


The Compensation Committee granted the restricted stock awards and the nonqualified stock options pursuant to the Company's Amended and Restated Long-Term Incentive Plan (the "Incentive Plan"). The vesting of the restricted stock awards granted to the executive officers is subject to the achievement of certain predetermined performance criteria. In addition to requiring continued service as an employee through December 31, 2008, the vesting of the restricted stock awards requires the realization of certain predetermined amounts for either annual revenue or annual pre-tax income (expressed as "EBITDA") for the 2006, 2007 or 2008 fiscal year. In the event that the shares do not vest because the performance conditions are not met, the unvested portion of the award shall be forfeited and shall not carry over to any subsequent year. The nonqualified stock options granted to the executive officers vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

On February 22, 2006, the Compensation Committee certified the level of achievement for fiscal 2005 in order to determine the annual bonus to be awarded under the LifePoint Hospitals, Inc. Executive Performance Incentive Plan (the "Performance Plan"). For fiscal 2005, the amount of the annual bonus award for each participant under the Performance Plan was based on the achievement of certain predetermined performance targets related to the Company's annual revenue and annual EBITDA. While the maximum amount payable under the Performance Plan for fiscal 2005 for such performance would have been higher, the Compensation Committee determined to reduce such payments, in its discretion pursuant to the terms of the Performance Plan, to the following totals:

Executive Officer                                          Annual Bonus Payment
------------------------------------------------          ----------------------
Kenneth C. Donahey
Chairman, President and Chief Executive Officer                $647,125.08

Michael J. Culotta
Chief Financial Officer                                        $281,812.56

William F. Carpenter III
Executive Vice President, General Counsel and Secretary        $281,812.56

William M. Gracey
Chief Operating Officer                                        $281,812.56

On February 22, 2006, the Compensation Committee approved the following salary increases for executive officers named in the Company's 2005 proxy statement:

Executive Officer                                          Current Salary      % Increase     New Salary
-------------------------------------------------------   -----------------------------------------------
Kenneth C. Donahey
Chairman, President and Chief Executive Officer               $775,000            3.2%         $800,000

Michael J. Culotta
Chief Financial Officer                                       $455,000           11.1%         $500,000

William F. Carpenter III
Executive Vice President, General Counsel and Secretary       $455,000           11.1%         $500,000

William M. Gracey
Chief Operations Officer                                      $455,000           11.1%         $500,000

Jone Law Koford
Division President                                            $355,000            2.8%         $365,000


On February  22,  2006,  the  Compensation  Committee  also  designated  Messrs.
Donahey,  Culotta,  Carpenter  and  Gracey  as the  executive  officers  who are eligible to receive an annual bonus under the Performance Plan for the 2006 fiscal year. The amount of the annual bonus award for each participant for fiscal 2006 will be based on the achievement of certain predetermined performance targets related to the Company's annual revenue and annual EBITDA, subject to reduction by the Compensation Committee, in its discretion pursuant to the terms of the Performance Plan.

Section 9    Financial Statements and Exhibits.

        Item 9.01.   Financial Statements and Exhibits.

                    (d) Exhibits.

                    10.1 Amended and  Restated  1998  Long-Term  Incentive  Plan
                         incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-51251, filed July 7, 2005;

                    10.2 Form of  LifePoint  Hospital's  Inc.  Restricted  Stock
                         Award Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251;

                    10.3 Form of LifePoint  Hospital's Inc.  Nonqualified  Stock
                         Option Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251; and

                    10.4 LifePoint   Hospitals,   Inc.   Executive   Performance
                         Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-29818, filed May 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 28, 2006                         LIFEPOINT HOSPITALS, INC.

                                                By: /s/  Michael J. Culotta
                                                    ----------------------------
                                                    Michael J. Culotta
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

 10.1 Amended and Restated 1998 Long-Term Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-51251, filed July 7, 2005;

 10.2 Form of LifePoint Hospital's Inc. Restricted Stock Award Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251;

 10.3 Form of LifePoint Hospital's Inc. Nonqualified Stock Option Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251; and

 10.4 LifePoint Hospitals, Inc. Executive Performance Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-29818, filed May 16, 2002.